UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2008

CONSOLIDATED CAPITAL PROPERTIES IV

(Exact name of Registrant as specified in its charter)

Delaware	0-11002	94-2768742
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation or	File Number)	Identification Number)
Organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets.

Consolidated Capital Properties IV, LP, a Delaware limited partnership (the “Registrant”), owns a 99% interest in Foothill Chimney Associates Limited Partnership, a Georgia limited partnership (the “Partnership”).  The Partnership owned Foothill Place Apartments (“Foothill Place”), a 450-unit apartment complex located in Salt Lake City, Utah.  On June 6, 2008, the Partnership sold Foothill Place to a third party, Jackson Square Properties, LLC, a California limited liability company (the “Purchaser”).  The Purchaser purchased Foothill Place, along with one other apartment complex which was owned by an entity affiliated with AIMCO Properties, L.P., which is also an affiliate of both the Partnership and the General Partner of the Registrant.  The total sales price for Foothill Place and the other apartment complex was $53,000,000 of which $40,750,000 represents the portion of the sales price allocated to Foothill Place.  The Registrant continues to own and operate seven other investment properties.

In accordance with the terms of the Registrant’s partnership agreement, the Registrant’s general partner is currently evaluating the cash requirements of the Registrant to determine what portion of the sale proceeds will be available to distribute to the Registrant’s limited partners.

Item 9.01

Financial Statements and Exhibits

(b)

Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the operations of the Registrant as if Foothill Place had been sold on January 1, 2007.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s 2008 Quarterly Report on Form 10-Q for the period ended March 31, 2008 and the Registrant’s 2007 Annual Report on Form 10-KSB.

PRO FORMA BALANCE SHEET

(in thousands)

March 31, 2008

All other assets	$ 3,215
Investment properties, net	57,249
Total Assets	$ 60,464

All other liabilities	$ 5,500
Mortgage notes payable	56,760
Partners’ deficit	(1,796)
Total Liabilities and Partners’ Deficit	$ 60,464

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Three Months Ended	Year Ended
	March 31, 2008	December 31, 2007

Total revenues	$4,280	$17,250
Total expenses	4,070	16,266
Net income	$ 210	$ 984
Net income per limited partnership unit	$ 0.59	$ 2.76

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CAPITAL PROPERTIES IV

By:

ConCap Equities, Inc.

General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:

June 11, 2008